SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PIEDMONT OFFICE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

+ The Sample Company Online Go to www.envisionreports.com/PDM or scan the QR code — login details are located in the shaded bar below. 2022 Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Piedmont Office Realty Trust, Inc. 2022 Stockholder Meeting to be Held on May 11, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/PDM E asy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/PDM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 30, 2022 to facilitate timely delivery. 03L35A 2 N O T +

Annual Meeting of Stockholders Notice The 2022 Annual Meeting of Stockholders of Piedmont Office Realty Trust, Inc. will be held on Wednesday, May 11, 2022, 11:00 a.m. Eastern daylight time, virtually via the internet at www.meetnow.global/M6MDMC5. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Frank C. McDowell 02 - Kelly H. Barrett 03 - Glenn G. Cohen 04 - Barbara B. Lang 05 - C. Brent Smith 06 - Jeffrey L. Swope 07 - Dale H. Taysom 2. Ratification of Deloitte & Touche LLP as independent registered public accounting firm for fiscal 2022. 3. Advisory vote to approve compensation of the named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/PDM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Piedmont Office Realty Trust, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 30, 2022.